EXHIBIT 10.2
                       AMENDMENTS TO STOCK OPTION PLAN


                         1997 STOCK OPTION PLAN FOR
                         OUTSIDE DIRECTORS, OFFICERS
                              AND EMPLOYEES OF
                           FALMOUTH BANCORP, INC.

                        (Adopted on November 19, 1996
                      Effective as of January 21, 1997)

                                  AMENDMENT
                                  ---------

1. Article III - Effective as of December 13, 1997, the second sentence of section 3.1 shall be amended and restated in its entirety to read as follows:

      A maximum aggregate of 101,815 Shares shall be granted to Eligible Employees and a maximum aggregate of 43,666 Shares shall be granted to Eligible Directors.

2.    Article V - Effective as of December 13, 1997, the first sentence in section 5.1(a) shall be amended by replacing the period at the end thereof with a semicolon and adding the following clause immediately thereafter to read as follows:

      provided, however, that, notwithstanding the restrictions in the immediately preceding clause, effective as of December 13, 1997, an additional Option to purchase 666 Shares shall be granted to the Chairman of the Board on December 13, 1997.


                                EXHIBIT 10.2
                       AMENDMENTS TO STOCK OPTION PLAN


                            Amendment Number Two
                                   to the
                1997 Stock Option Plan for Outside Directors,
            Officers and Employees of Falmouth Co-operative Bank

                                FIRST CHANGE

      The second sentence of Section 3.1 is deleted in its entirety and the following sentence is substituted in its place:

      "An aggregate maximum of 48,032 Shares may be granted to Eligible Directors."


                                SECOND CHANGE

      The following sentence is added to the end of Section 5.1:

      "Thereafter, the Board may in its discretion grant to an Eligible Director an Option to purchase a number of Shares determined by it, subject to the any limitations imposed by the Plan or applicable law."


                           THIRD AND FINAL CHANGE

      The following sentence is added to the end of Section 5.3:

      "Notwithstanding the foregoing and subject to the limitations of applicable law, each Option granted to an Eligible Director under the Plan after the Effective Date shall become exercisable at the times and upon the conditions specified by the Board in the Option agreement; provided, however, that an Option shall become fully exercisable on the date of the Option holder's death, Disability or Change in Control if he is then an Eligible Director."

      The Plan as previously adopted is hereby ratified and confirmed in all other respects.